Exhibit 21.1
Sabra Subsidiaries

Jurisdiction of Organization

1717 Senior Partners, LLC (Subsidiary of Joint Venture)	Indiana
2100 Benvoulin Court Holdings, Inc.	British Columbia
2829-34th Street Holdings, Inc.	British Columbia
317 Winnipeg St. Holdings Inc.	British Columbia
3211 Alexis Park Drive Holdings Inc.	British Columbia
870 Westminster Ave. Holdings, Inc.	British Columbia
Arden Real Estate Holdings, LLC	Delaware
Beaumont Senior Partners, LLC (Subsidiary of Joint Venture)	Indiana
Beavercreek Investors, LLC	Indiana
Beavercreek Senior Partners, LLC	Indiana
Bloomsburg Nominee LLC	Delaware
Bloomsburg Nominee LP	Delaware
C.H.W. Limited Liability Company	New Hampshire
CCP Alpine 7614 LLC	Delaware
CCP Arlington 1961 LLC	Delaware
CCP Ashland 7250 LLC	Delaware
CCP Aspen Grove 7382 LLC	Delaware
CCP Augusta 0544 LLC	Delaware
CCP Autumn View 7580 LLC	Delaware
CCP Autumn Woods 7586 LLC	Delaware
CCP Avalon 5010 LP	Delaware
CCP Avis Adams 7173 LLC	Delaware
CCP Azalea 0824 LLC	Delaware
CCP Bay View 0738 LP	Delaware
CCP Bayview 7176 LLC	Delaware
CCP Bear Creek 3764 LLC	Delaware
CCP Bellefontaine Gardens 7251 LLC	Delaware
CCP Belleville 7343 LLC	Delaware
CCP Bellingham 0158 LLC	Delaware
CCP Bellingham 1501 LLC	Delaware
CCP Blueberry Hill 0581 LLC	Delaware
CCP Boise 0216 LLC	Delaware
CCP Bolton Manor 0529 LLC	Delaware
CCP Booker T. Washington 7617 LLC	Delaware
CCP Bradford 7612 LLC	Delaware
CCP Bremen 0290 LLC	Delaware
CCP Brentwood 0555 LLC	Delaware
CCP Brewer 0547 LLC	Delaware
CCP Brighton 0873 LLC	Delaware
CCP Brookhaven 7581 LLC	Delaware

CCP Burlington House 2702 LP	Delaware
CCP Camelot 0563 LLC	Delaware
CCP Cascade Park 7360 LLC	Delaware
CCP Chapel Hill 0806 LP	Delaware
CCP Cherry Hills 1159 LLC	Delaware
CCP Cheyenne 0441 LLC	Delaware
CCP Chillicothe 0569 LP	Delaware
CCP Clackamas 1513 LLC	Delaware
CCP Colonial Manor 0766 LLC	Delaware
CCP Colonial Oaks 7615 LLC	Delaware
CCP Colony House 0582 LLC	Delaware
CCP Colony Oaks 0767 LLC	Delaware
CCP Conway 7175 LLC	Delaware
CCP Coos Bay 1510 LLC	Delaware
CCP Coshocton 0635 LP	Delaware
CCP Country Manor 0507 LLC	Delaware
CCP Covina 4003 LP	Delaware
CCP Crestview 1505 LLC	Delaware
CCP Crownpointe Carmel 7000 LLC	Delaware
CCP Current River 7252 LLC	Delaware
CCP Cypress Pointe 0188 LP	Delaware
CCP Danville Centre 0782 LLC	Delaware
CCP Den-Mar 0542 LLC	Delaware
CCP Dixon 7253 LLC	Delaware
CCP Dover 0591 LLC	Delaware
CCP Driftwood 7140 LP	Delaware
CCP Dundee 7170 LLC	Delaware
CCP Dutchess 1741 LLC	Delaware
CCP Eastside 0545 LLC	Delaware
CCP Eliot 0526 LLC	Delaware
CCP Elizabethtown 0787 LLC	Delaware
CCP Eugene 1509 LLC	Delaware
CCP Evergreen North Cascades 7201 LLC	Delaware
CCP Fayette County 7452 LP	Delaware
CCP Finance I LLC	Delaware
CCP Finance II LLC	Delaware
CCP Firesteel 7380 LLC	Delaware
CCP Florence Villa 3781 LLC	Delaware
CCP Forsyth 7254 LLC	Delaware
CCP Fountain Circle 0280 LLC	Delaware
CCP Fountain Springs 7381 LLC	Delaware
CCP Galion 7451 LP	Delaware
CCP Garden Gate 7583 LLC	Delaware
CCP Garden Valley 1155 LLC	Delaware

CCP Gastonia 0724 LP	Delaware
CCP Glendale 4001 LLC	Delaware
CCP Glenwood 7255 LLC	Delaware
CCP Golden/7470 LLC	Delaware
CCP Gravios 2227 LLC	Delaware
CCP Guardian Roanoke 0704 LP	Delaware
CCP Guardian Rocky Mount 0723 LP	Delaware
CCP Guardian Zebulon 0713 LP	Delaware
CCP Guest House 7613 LLC	Delaware
CCP Harbour Point 0826 LLC	Delaware
CCP Harris Hill 7582 LLC	Delaware
CCP Harrodsburg 0864 LLC	Delaware
CCP Healthbridge 7403 LP	Delaware
CCP Hillcrest 0785 LLC	Delaware
CCP Hillsboro 1507 LLC	Delaware
CCP Holdings GP1 LLC	Delaware
CCP Hopkins 3784 LLC	Delaware
CCP Junction City 1508 LLC	Delaware
CCP Kachina Point 0853 LLC	Delaware
CCP Kansas II LLC	Delaware
CCP Keizer 1526 LLC	Delaware
CCP Kennebunk 0549 LLC	Delaware
CCP Kennedy Park 0771 LLC	Delaware
CCP King City 1506 LLC	Delaware
CCP Kinston 0711 LP	Delaware
CCP La Mesa 1910 LLC	Delaware
CCP Lakeshore 4000 LLC	Delaware
CCP Lakeview Manor 1552 LLC	Delaware
CCP Las Vegas 0640 LLC	Delaware
CCP Lebanon Country 0868 LP	Delaware
CCP Lincoln 0307 LP	Delaware
CCP Madison 0132 LLC	Delaware
CCP Malley 0859 LLC	Delaware
CCP Marietta 0645 LLC	Delaware
CCP Maryville 3785 LLC	Delaware
CCP Masters 0884 LLC	Delaware
CCP McKinney 1677 LLC	Delaware
CCP Meadowvale 0269 LLC	Delaware
CCP Medford 0453 LLC	Delaware
CCP MG Manor 7387 LLC	Delaware
CCP Millbrook 1678 LLC	Delaware
CCP Minneapolis 7005 LLC	Delaware
CCP Monroe 0707 LP	Delaware
CCP Mountain View 1529 LLC	Delaware

CCP Mountain View 2228 LLC	Delaware
CCP Mt. Pleasant 7171 LLC	Delaware
CCP Muncie 0406 LLC	Delaware
CCP Mustang Holdings LLC	Delaware
CCP Newport 1528 LLC	Delaware
CCP Newton Wellesley 0539 LLC	Delaware
CCP Nicholas 1157 LLC	Delaware
CCP North Gate 7584 LLC	Delaware
CCP Northern Nevada 2226 LLC	Delaware
CCP Norway 0550 LLC	Delaware
CCP Nutmeg Pavilion 0567 LLC	Delaware
CCP Oakridge 3766 LLC	Delaware
CCP Oakview 0278 LLC	Delaware
CCP Oakwood 0517 LLC	Delaware
CCP Olympic 1503 LLC	Delaware
CCP Orange Hills 7390 LP	Delaware
CCP Palisade 7383 LLC	Delaware
CCP Park Place 7541 LLC	Delaware
CCP Parkway Pavilion 0568 LLC	Delaware
CCP Parkwood 0407 LLC	Delaware
CCP Pearl Kruse 1527 LLC	Delaware
CCP Petersburg 3767 LLC	Delaware
CCP Pettigrew 0116 LP	Delaware
CCP Phoenix 1930 LLC	Delaware
CCP Pilgrim Manor 7610 LLC	Delaware
CCP Pleasant Valley 1679 LLC	Delaware
CCP Prairie View 7385 LLC	Delaware
CCP Primacy 0822 LLC	Delaware
CCP Properties Business Trust	Massachusetts
CCP Queen Anne 0462 LLC	Delaware
CCP Quincy 0537 LLC	Delaware
CCP Raleigh 0143 LP	Delaware
CCP Rawlins 0481 LLC	Delaware
CCP Regency 1676 LLC	Delaware
CCP Regency Manor 2701 LP	Delaware
CCP Richmond Beach 1500 LLC	Delaware
CCP River Terrace 0587 LLC	Delaware
CCP Riverpark 1502 LLC	Delaware
CCP Riverside 0281 LLC	Delaware
CCP Riverview 7384 LLC	Delaware
CCP Rosewood 0277 LLC	Delaware
CCP Royal Oaks 0112 LLC	Delaware
CCP Sachem 0514 LLC	Delaware
CCP Sage View 0483 LLC	Delaware

CCP San Diego 4005 LP	Delaware
CCP San Diego GP LLC	Delaware
CCP Savannah Rehab 0155 LLC	Delaware
CCP Savannah Specialty 0660 LLC	Delaware
CCP SCC Holdings LLC	Delaware
CCP Seneca 7585 LLC	Delaware
CCP Senior Indiana LLC	Delaware
CCP Shepherd 7386 LLC	Delaware
CCP Shreveport Manor 7616 LLC	Delaware
CCP Silas Creek 0191 LP	Delaware
CCP Silex 7256 LLC	Delaware
CCP Smoky Hill 7350 LLC	Delaware
CCP South Hampton 7257 LLC	Delaware
CCP South Shore Manor 3782 LLC	Delaware
CCP Spring Lake 7611 LLC	Delaware
CCP Spring Lake VL 7611 LLC	Delaware
CCP Springfield Business Trust	Massachusetts
CCP St. Francis 1742 LLC	Delaware
CCP Strafford 7258 LLC	Delaware
CCP Summit West 1551 LLC	Delaware
CCP Sunnybrook 0137 LP	Delaware
CCP Sunnyside 0452 LLC	Delaware
CCP Tacoma 1512 LLC	Delaware
CCP Tacoma 1515 LLC	Delaware
CCP Tacoma Pearl 1532 LLC	Delaware
CCP Tempe 4002 LLC	Delaware
CCP Three Fountains 1525 LLC	Delaware
CCP Torrey Pines 0641 LLC	Delaware
CCP Torrington 7542 LLC	Delaware
CCP Tri-State 7172 LLC	Delaware
CCP Twin Oaks 1511 LLC	Delaware
CCP Ulster 1743 LLC	Delaware
CCP Vallhaven 0770 LLC	Delaware
CCP Ventura 4004 LP	Delaware
CCP Villa Campana 0851 LLC	Delaware
CCP Village 1931 LLC	Delaware
CCP Warren 7453 LP	Delaware
CCP Western Village 3780 LLC	Delaware
CCP Westgate Manor 0554 LLC	Delaware
CCP Westminster 3775 LLC	Delaware
CCP Westwood Manor 7348 LLC	Delaware
CCP WH Holdings LLC	Delaware
CCP Wheatcrest 7388 LLC	Delaware
CCP Whitesburg 0791 LLC	Delaware

CCP Wind River 0482 LLC	Delaware
CCP Windsor 7259 LLC	Delaware
CCP Winship Green 0546 LLC	Delaware
CCP Worthington 1160 LLC	Delaware
CCP Wyomissing 1237 LLC	Delaware
Charleston AID II OpCo LLC	Delaware
Charleston AID II PropCo LLC	Delaware
Chief1 Holdings, LLC (Joint Venture)	Delaware
Clarks Summit AID II OpCo LLC	Delaware
Clarks Summit AID II PropCo LLC	Delaware
Clarksville Investors, LLC	Indiana
Clarksville Senior Partners, LLC (Subsidiary of Joint Venture)	Indiana
Connecticut Holdings I, LLC	Delaware
Deerfield Senior Partners, LLC (Subsidiary of Joint Venture)	Indiana
Douglassville AID II OpCo LLC	Delaware
Douglassville AID II PropCo LLC	Delaware
Dover AID II OpCo LLC	Delaware
Dover AID II PropCo LLC	Delaware
Elms Haven-Thorton, LLC	Colorado
HEB Healthcare Partners, LLC (Joint Venture)	Texas
HEB SNF RE GenPar, LLC	Texas
HEB SNF RE, L.P.	Texas
HHC 1998-1 Trust	Massachusetts
Langdon Place of Dover, a general partnership	New Hampshire
Langdon Place of Keene Limited Partnership	New Hampshire
Lewisburg AID II OpCo LLC	Delaware
Lewisburg AID II PropCo LLC	Delaware
L.P.E.	New Hampshire
Madeira Senior Partners, LLC (Subsidiary of Joint Venture)	Indiana
Master Aid II PROPCO LLC	Delaware
Master Aid II-B PROPCO LLC	Delaware
Master Tenant (FNMA) AID II Opco LLC	Delaware
Master Tenant (UNEN) AID II Opco LLC	Delaware
McCordsville Senior Partners, LLC (Subsidiary of Joint Venture)	Indiana
Meridian Shavano Park AL/ALZ RE, L.P.	Texas
Milford AID II OpCo LLC	Delaware
Milford AID II PropCo LLC	Delaware
MLD Properties, LLC	Delaware
MLD Shelton Investors Partnership	California
MSP AL/ALZ RE GenPar, LLC	Texas
New Hampshire Holdings, LLC	Delaware
Oak Hill AID II OpCo LLC	Delaware
Oak Hill AID II PropCo LLC	Delaware
Parent AID II Opco TRS LLC	Delaware

Park Place AL, LLC	Indiana
Reading AID II OpCo LLC	Delaware
Reading AID II PropCo LLC	Delaware
Reservoir Real Estate Holdings, LLC	Delaware
Sabra 1717 Preferred Equity, LLC	Delaware
Sabra Alamitos, LP	Delaware
Sabra Beachside, LP	Delaware
Sabra Beaumont Preferred Equity, LLC	Delaware
Sabra Beavercreek Preferred Equity, LLC	Delaware
Sabra Bedford Hills, LLC	Delaware
Sabra Broadway, LP	Delaware
Sabra Burien, LLC	Delaware
Sabra CA Holdco, Inc.	British Columbia
Sabra CA Holdings, LP	Delaware
Sabra California GP, LLC	Delaware
Sabra California I, LLC	Delaware
Sabra California II, LLC	Delaware
Sabra Canadian GP I, Inc.	British Columbia
Sabra Canadian GP II, Inc.	British Columbia
Sabra Canadian GP III, Inc.	British Columbia
Sabra Canadian GP IV, Inc.	British Columbia
Sabra Canadian Holdings, LLC	Delaware
Sabra Canadian Properties I, Limited Partnership	British Columbia
Sabra Canadian Properties II, Limited Partnership	British Columbia
Sabra Canadian Properties III, Limited Partnership	British Columbia
Sabra Canadian Properties IV, Limited Partnership	British Columbia
Sabra Capital Corporation	Delaware
Sabra Chatsworth, LP	Delaware
Sabra Clarksville Preferred Equity, LLC	Delaware
Sabra Colorado, LLC	Nevada
Sabra Colorado II, LLC	Nevada
Sabra Connecticut II, LLC	Delaware
Sabra Cottonwood, LP	Delaware
Sabra Coventry, LP	Delaware
Sabra Danville, LP	Delaware
Sabra Deer Lodge, LLC	Delaware
Sabra Deerfield Preferred Equity, LLC	Delaware
Sabra Edgewater, LP	Delaware
Sabra Fairfield, LP	Delaware
Sabra Fairmont, LP	Delaware
Sabra FHAPT, LLC	Delaware
Sabra Forest Hills, LLC	Delaware
Sabra Garden View, LP	Delaware
Sabra Grand Terrace, LP	Delaware

Sabra Hagerstown, LLC	Delaware
Sabra Health Care AL, LLC	Delaware
Sabra Health Care Delaware, LLC	Delaware
Sabra Health Care Frankenmuth, LLC	Delaware
Sabra Health Care Holdings I, LLC	Delaware
Sabra Health Care Holdings II, LLC	Delaware
Sabra Health Care Holdings III, LLC	Delaware
Sabra Health Care Holdings IV, LLC	Delaware
Sabra Health Care Holdings V, LLC	Delaware
Sabra Health Care Holdings VI, LLC	Delaware
Sabra Health Care Investments, LP	Delaware
Sabra Health Care Limited Partnership	Delaware
Sabra Health Care Northeast, LLC	Delaware
Sabra Health Care Pennsylvania, LLC	Delaware
Sabra Health Care Virginia II, LLC	Delaware
Sabra Health Care Virginia, LLC	Delaware
Sabra Health Care, L.L.C.	Delaware
Sabra Idaho, LLC	Delaware
Sabra IL California GP, LLC	Delaware
Sabra IL California, L.P.	Delaware
Sabra IL Holdings, LLC	Delaware
Sabra IL Operations, LLC	Delaware
Sabra IL Texas GP, LLC	Texas
Sabra IL Texas, L.P.	Texas
Sabra Issaquah, LLC	Delaware
Sabra Lake Balboa, LP	Delaware
Sabra Lake Drive, LLC	Delaware
Sabra LBG 1717 JV, LLC (Joint Venture)	Delaware
Sabra LBG Beavercreek JV, LLC (Joint Venture)	Delaware
Sabra LBG Beavercreek JV II, LLC (Joint Venture)	Delaware
Sabra LBG Clarksville JV, LLC (Joint Venture)	Delaware
Sabra LBG Deerfield JV, LLC (Joint Venture)	Delaware
Sabra LBG JV, LLC (Joint Venture)	Delaware
Sabra LBG Madeira, LLC (Joint Venture)	Delaware
Sabra LBG McCordsville, LLC (Joint Venture)	Delaware
Sabra Lomita, LP	Delaware
Sabra Madiera Preferred Equity, LLC	Delaware
Sabra Marshfield II RP, LLC	Delaware
Sabra Marshfield II TRS, LLC	Delaware
Sabra McCordsville Preferred Equity, LLC	Delaware
Sabra McKinley, LLC	Delaware
Sabra Michigan, LLC	Delaware
Sabra Missouri River, LLC	Delaware
Sabra Montana, LLC	Delaware

Sabra Nashua, LLC	New Hampshire
Sabra New Braunfels Preferred Equity, LLC	Delaware
Sabra New Mexico II, LLC	Delaware
Sabra North Carolina GP, LLC	Delaware
Sabra North Carolina, L.P.	Delaware
Sabra North Conway, L.L.C.	New Hampshire
Sabra Opco AL, LLC	Delaware
Sabra Pacifica, LP	Delaware
Sabra Palm Terrace, LP	Delaware
Sabra Park Ridge, LLC	Delaware
Sabra Park West, LLC	Delaware
Sabra Phoenix Holding, LLC	Delaware
Sabra Phoenix Marshfield, LLC	Delaware
Sabra Phoenix TRS Venture II, LLC	Delaware
Sabra Phoenix TRS Venture, LLC	Delaware
Sabra Phoenix Wisconsin, LLC	Delaware
Sabra Propco AL, LLC	Delaware
Sabra Ramona, LP	Delaware
Sabra Ramsey, LLC	Delaware
Sabra Ramsey TRS, LLC	Delaware
Sabra San Juan, LLC	Delaware
Sabra Sundara Master Developer LLC (Joint Venture)	Delaware
Sabra Texas GP, LLC	Texas
Sabra Texas Holdings GP, LLC	Texas
Sabra Texas Holdings, L.P.	Texas
Sabra Texas Holdings II, L.P.	Texas
Sabra Texas Properties, L.P.	Texas
Sabra Texas Properties II, L.P.	Texas
Sabra Texas Properties III, L.P.	Texas
Sabra Texas Properties IV, L.P.	Texas
Sabra Texas Properties VI, L.P.	Texas
Sabra TRS Holdings, LLC	Delaware
Sabra University, LP	Delaware
Sabra Virginia III, LLC	Delaware
Sabra Wisconsin, LLC	Delaware
Sabra Wisconsin II, LLC	Delaware
Sabra Woodland, LP	Delaware
Sabra-Sundara Master Developer, LLC	Delaware
SbraREIT Assisted Living I, ULC	Nova Scotia
SbraREIT Canadian GP V Inc.	Nova Scotia
SbraREIT Canadian Properties V, Limited Partnership	Alberta
SbraREIT Independent Living I, ULC	British Columbia
SbraREIT Independent Living II, ULC	British Columbia
Scott Depot AID II OpCo LLC	Delaware

Scott Depot AID II PropCo LLC	Delaware
Sundara Prop-1, LLC (Subsidiary of Joint Venture)	Texas
TSL NB Prop Co., LLC (Joint Venture)	Delaware
United Rehab Realty Holding, LLC	Delaware
WHC Limited Partnership	Wisconsin
Williamsport AID II OpCo LLC	Delaware
Williamsport AID II PropCo LLC	Delaware
Wyncote AID II OpCo LLC	Delaware
Wyncote AID II PropCo LLC	Delaware